                                 THIRD AMENDMENT

          THIRD AMENDMENT, dated as of September 24, 1999 (this "Amendment"), to
                                                                 ---------
the Credit and Guarantee Agreement, dated as of December 19, 1997, (as amended by the First Amendment, dated as of May 27, 1998, the Second Amendment, dated as of January 8, 1999, and as may be further amended, supplemented or otherwise modified from time to time, the "Credit and Guarantee Agreement"), among Exide
                                 ------------------------------
Corporation, a Delaware corporation (the "Company"), the Borrowing Subsidiaries
                                          -------
signatory thereto, the Guarantors signatory thereto, the several lenders from time to time parties thereto (the "Lenders"), Lehman Commercial Paper Inc., as
                                   -------
Syndication Agent for the Lenders (in such capacity, the "Syndication Agent")
                                                          -----------------
and Credit Suisse First Boston, as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent").
               --------------------


                                 W I T N E S S E T H:
                                 -------------------


          WHEREAS, pursuant to the Credit and Guarantee Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Company and the Borrowing Subsidiaries; and

          WHEREAS, the Company and the Borrowing Subsidiaries have requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit and Guarantee Agreement and Collateral Agreement be amended in the manner provided for in this Amendment;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1.  Defined Terms.  (a)  General.  Terms defined in the Credit and
              -------------        -------
Guarantee Agreement and used herein shall, unless otherwise indicated, have the meanings given to them in the Credit and Guarantee Agreement. Terms defined and used in this Amendment shall have the meanings given to them in this Amendment.

          (b) Amendment of Definitions.  Section 1.1 of the Credit and Guarantee
              ------------------------
Agreement is hereby amended by (i) inserting after the word "Expenditures" in the fourth line of the definition of "Consolidated Fixed Charge Coverage Ratio" the following: "(other than Capital Expenditures of the type described in paragraph (c) of the proviso to Section 8.7)", (ii) inserting at the end of the definition of "Indebtedness" the following: "Notwithstanding the foregoing, the obligation of the Company to make the installment investments in the joint venture separately disclosed in writing to the Lenders in connection with the Third Amendment as Project Enterprise as required by the joint venture agreement relating to such joint venture shall not constitute Indebtedness.", (iii) inserting after the word "Francs" in the first line of the definition of "Optional Currencies" the following: ", euro", (iv) inserting after the reference to

Schedule 1.1E in the eighth line of the definition of "Permitted Acquisition" the words "and the acquisition separately disclosed in writing to the Lenders in connection with the Third Amendment as Project Tortoise to the extent the Company acquires at least 85% of the Capital Stock of the Person acquired in such acquisition", (v) replacing the definition of the term "Business Day" with the following new definition:

          "'Business Day':  a day other than a Saturday, Sunday or other day on
            ------------
     which commercial banks in New York City or London, England are authorized or required by law to close; provided that such day also (a) is a day upon
                                  --------
     which trading is conducted by and between banks in deposits for the currency in which such Eurocurrency Loan is to be made in the relevant interbank eurocurrency market, with respect to notices and determinations in connection with, and payments of principal and interest on, Eurocurrency Loans, (b) is not a day on which commercial banks in the principal financial center in the country in which such Borrowing Subsidiary is organized are authorized or required by law to close, in the case of Loans made to any Borrowing Subsidiary and (c) in the case of euro only, is not a day on which commercial banks in the city which the Administrative Agent nominates for purposes of its euro operations are authorized or required by law to close; provided, further, when such term is used for the purpose of
                   --------  -------
     determining the date on which the Eurocurrency Base Rate is determined under this Agreement for any Loan denominated in euro for any Interest Period therefor and for purposes of determining the first and last day of any Interest Period, references in this Agreement to Business Days shall be deemed to be references to Target Operating Days.",

(vi) replacing the definition of the term "Designated Equity Amounts" with the following new definition:

          "'Designated Equity Amounts':  at any date, the amount equal to the
            -------------------------
     sum of (i) the aggregate amount of Net Cash Proceeds received by the Company and its Subsidiaries from the issuance of Capital Stock and (ii) the value of any shares of common stock of the Company directly issued to the sellers as part of the consideration for any Permitted Acquisition or Permitted Joint Venture (valued at fair market value (as determined in good faith by the Board of Directors of the Company)), in each case, which (a) have been designated in writing by the Company to the Administrative Agent as "Designated Equity Amounts" and (b) are utilized by the Company and its Subsidiaries within 45 days after such receipt to finance Permitted Acquisitions pursuant to Section 8.8(h) or Permitted Joint Ventures pursuant to Section 8.8(i)."

and (vii) replacing the definition of the term "Wholly Owned Subsidiary" with the following new definition:

          "'Wholly Owned Subsidiary':  as to any Person, any other Person all of
            -----------------------
     the Capital Stock of which (other than directors' qualifying shares required by law) is owned by such Person directly and/or through other Wholly Owned Subsidiaries; provided, however, that each of the Foreign
                                --------  -------
     Subsidiaries of the Company set forth in Schedule 1.1G and Schedule B to the Third Amendment shall be deemed to be a "Wholly Owned Subsidiary" to the extent that the Company owns beneficially at least the percentage of such Foreign Subsidiary set forth opposite such Foreign Subsidiary's name on Schedule 1.1G or Schedule B, as the case may be.

          (c) Addition of Definitions.  Section 1.1 of the Credit and Guarantee
              -----------------------
Agreement is hereby amended by adding thereto the following new definition in appropriate alphabetical order:

          "`Consolidated Interest Coverage Ratio':  for any period, the ratio of
            ------------------------------------
     (a) Consolidated EBITDA for such period to (b) Consolidated Interest Expense for such period.

          `EMU':  Economic and Monetary Union as contemplated in the Treaty on
           ---
     European Union.

          `EMU Legislation':  legislative measures of the European Union for the
           ---------------
     introduction of, changeover to or operation of the euro in one or more member states.

          `euro':  the single currency of the European Union as constituted by
           ----
     the Treaty on European Union and as referred to in EMU Legislation.

          `euro unit':  the currency unit of the euro as defined in the EMU
           ---------
     Legislation.

          "FQ1", "FQ2 ", "FQ3", and "FQ4": when used with a numerical year
           ---    ----    ---        ---
     designation, means the first, second, third or fourth fiscal quarters, respectively, of such fiscal year of the Company (e.g., FQ2 2000 means the second fiscal quarter of the Company's 2000 fiscal year, which fiscal quarter ends October 3, 1999).

          `National Currency Unit':  the unit of currency (other than a euro
           ----------------------
     unit) of a Participating Member State.

          `Participating Member State':  any member state which has the euro as
           --------------------------
     its lawful currency.

          `Subsequent Participant':  any member state that adopts the euro as
           ----------------------
     its lawful currency after January 1, 1999.

          `Target Operating Day':  any day that is not (a) a Saturday or Sunday,
           --------------------
     (b) Christmas Day or New Year's Day or (c) any other day on which the Trans-European Real-time Gross Settlement Operating System (or any successor settlement system) is not operating (as determined by the Administrative Agent).

          `Third Amendment':  the Third Amendment, dated as of September 24,
           ---------------
     1999, to this Agreement.

          `Treaty on European Union':  the Treaty of Rome of March 25, 1957, as
           ------------------------
     amended by the Single European Act 1986 and the Maastricht Treaty (which was signed at Maastricht on February 7, 1992, and came into force on November 1, 1993), as amended from time to time."

          2.  Amendment to Section 3.5(a).  Section 3.5(a) of the Credit and
              ---------------------------
Guarantee Agreement is hereby amended by adding thereto immediately after the reference to Section 8.2 in the seventh line thereof and prior to the comma the following: "(other than paragraph (q) thereof)".

          3.  Amendment to Section 3.11.  There shall be added to Section 3.11
              -------------------------
of the Credit and Guarantee Agreement the following new paragraphs (i) through
(l):

               "(i) A payment shall be deemed to have been made by the Administrative Agent on the date on which it is required to be made under this Agreement if the Administrative Agent has, on or before that date, taken all relevant steps to make that payment. With respect to the payment of any amount denominated in euro, the Administrative Agent shall not be liable to any Borrower or any of the Lenders in any way whatsoever for any delay, or the consequences of any delay, in the crediting to any account of any amount required by this Agreement to be paid by the Administrative Agent if the Administrative Agent shall have taken all relevant steps to achieve, on the date required by this Agreement, the payment of such amount in immediately available, freely transferable, cleared funds in the euro unit to the account with the bank in the principal financial center in the Participating Member State which the relevant Borrower or, as the case may be, any Lender shall have specified for such purpose. In this paragraph
     (i), "all relevant steps" means all such steps as may be prescribed from time to time by the regulations or operating procedures of such clearing or settlement system as the Administrative Agent may from time to time determine for the purpose of clearing or settling payments of euro.

               (j) Any amount payable by the Administrative Agent to the Lenders under this Agreement in the currency of a Participating Member State shall be paid in the euro unit.

               (k) If, in relation to the currency of any Subsequent Participant, the basis of accrual of interest or fees expressed in this Agreement with respect to such currency shall be inconsistent with any convention or practice in the London Interbank Market or, as the case may be, the Paris Interbank Market for the basis of accrual of interest or fees in respect of the euro, such convention or practice shall replace such expressed basis effective as of and from the date on which such Subsequent Participant becomes a Participating Member State; provided, that if any
                                                       --------
     Loan in the currency of such Subsequent Participant is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Loan, at the end of the then current Interest Period.

               (l) Without prejudice and in addition to any method of conversion or rounding prescribed by any EMU legislation and (i) without prejudice to the respective liabilities for indebtedness of the Borrowers to the Lenders and the Lenders to the Borrowers under or pursuant to this Agreement and (ii) without increasing the Available Revolving Credit Commitment of any Lender:

               (i) the Revolving Credit Facility and each reference in this Agreement to a minimum amount (or an integral multiple thereof) in a national currency denomination of a Subsequent Participant to be paid to or by the Administrative Agent shall, immediately upon such Subsequent Participant becoming a Participating Member State, be replaced by a reference to such reasonably comparable and convenient amount (or an integral multiple thereof) in the euro unit as the Administrative Agent may from time to time specify; and

               (ii) except as expressly provided in this Section 3.11, each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be necessary or appropriate to reflect the adoption of the euro in any Participating Member State and any relevant market conventions or practices relating to the euro."

          4.  Amendment to Section 3.19.  Section 3.19 of the Credit and
              -------------------------
Guarantee Agreement is hereby amended by deleting paragraphs (a) and (c) thereof.

          5.  Addition of Section 3.21.  There shall be added to the Credit and
              ------------------------
Guarantee Agreement the following new Section 3.21:

               "3.21  Redenomination and Alternative Currencies.  Each
                      -----------------------------------------
     obligation under this Agreement of a party to this Agreement which has been denominated in the national currency unit of a Subsequent Participant state shall be redenominated into the euro unit in accordance with EMU legislation immediately upon such Subsequent Participant becoming a Participating Member State (but otherwise in accordance with EMU Legislation)."

          6.  Amendment to Section 7.9.  Section 7.9 of the Credit and Guarantee
              ------------------------
Agreement is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following new Section 7.9:

               "7.9  Interest Rate Protection.  In the case of the Company,
                     ------------------------
     maintain in effect Interest Rate Protection Agreements to the extent necessary to provide that at all times at least 25% of the aggregate then outstanding principal amount of the Term Loans is subject to either a fixed interest rate or interest rate protection for a period and on other terms and conditions reasonably satisfactory to the Agents."

          7.  Amendment to Section 8.1(a).  Section 8.1(a) of the Credit and
              ---------------------------
Guarantee Agreement is hereby amended by deleting the table contained therein and substituting in lieu thereof the following table:

                                                 Consolidated
             Period                              Leverage Ratio
             ------                             ---------------

   FQ2 2000 - FQ3 2000                            5.75 to 1.0
   FQ4 2000 - FQ1 2001                            5.10 to 1.0
   FQ2 2001                                       5.00 to 1.0
   FQ3 2001                                       4.50 to 1.0
   FQ4 2001 - FQ2 2002                            4.25 to 1.0
   FQ3 2002                                       3.75 to 1.0
   FQ4 2002 - FQ2 2003                            3.25 to 1.0
   FQ3 2003 and thereafter                        3.00 to 1.0

          8. Amendment to Section 8.1(b). Section 8.1(b) of the Credit and Guarantee Agreement is hereby amended by deleting the table contained therein and substituting in lieu thereof the following table:


                                       Consolidated Fixed
          Period                       Charge Coverage Ratio
          ------                       ---------------------
   FQ2 2000 - FQ3 2000                      1.00 to 1.0
   FQ4 2000 - FQ2 2001                      1.10 to 1.0
   FQ3 2001 and thereafter                  1.20 to 1.0

          9.  Amendment to Section 8.1(c).  Section 8.1(c) of the Credit and
              ---------------------------
Guarantee Agreement is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following new Section 8.1(c):

               "(c)  Consolidated Interest Coverage Ratio.  Permit the
                     ------------------------------------
     Consolidated Interest Coverage Ratio for any period of four consecutive fiscal quarters of the Company ending during any period set forth below to be less than the ratio set forth below opposite such period:


                                        Consolidated Interest
               Period                   Coverage Ratio
               ------                   --------------

         FQ2 2000 - FQ4 2000            2.25 to 1.0
         FQ1 2001 - FQ2 2001            2.40 to 1.0
         FQ3 2001 - FQ2 2002            2.75 to 1.0
         FQ3 2002 and thereafter        3.00 to 1.0

          10.  Amendment to Section 8.2.  Section 8.2 of the Credit and
               ------------------------
Guarantee Agreement is hereby amended by (a) deleting the word "and" at the end of the paragraph (o) thereof, (b) deleting the period at the end of paragraph
(p) and substituting in lieu thereof the following: "; and" and (c) adding thereto the following new paragraph (q):

          "(q) unsecured Indebtedness of any Foreign Subsidiary in an aggregate principal amount (for all Foreign Subsidiaries) not to exceed $50,000,000 at any one time outstanding; provided, that the Net Cash Proceeds thereof
                                  --------
     are applied in accordance with Section 3.5(a)."

          11.  Amendment to Subsection 8.3.  Subsection 8.3 of the Credit and
               ---------------------------
Guarantee Agreement is hereby amended by (a) deleting the word "and" at the end of the paragraph (n) thereof, (b) deleting the period at the end of paragraph
(o) thereof and substituting in lieu thereof the following: "; and" and (c) adding thereto the following new paragraph (p):

          "(p) Liens consisting of the right of the Company's joint venture partner (the "Partner") in the joint venture separately disclosed in
                   -------
     writing to the Lenders in connection with the Third Amendment as Project Enterprise to require the Company to put its ownership interests in such joint venture to the Partner in the event the Company does not make certain of the investments required by the joint venture agreement relating to such joint venture."

          12.  Amendment to Section 8.5.  Section 8.5 of the Credit and
               ------------------------
Guarantee Agreement is hereby amended by (a) deleting the word "and" at the end of the paragraph (i) thereof, (b) deleting the period at the end of paragraph
(j) and substituting in lieu thereof the following: "; and" and (c) adding thereto the following new paragraph (k):

          "(k) the sale by the Company or any of its Subsidiaries of the assets described on Schedule A to the Third Amendment (or, in the case of the particular asset specified on Schedule A (the "Contributed Asset"), the
                                                    -----------------
     contribution of such asset to a joint venture and the sale of equity interests in such joint venture to a third party), so long as the aggregate consideration (including debt assumed by the purchaser thereof) received by the Company or any such Subsidiary in connection with any such asset sale (or contribution and sale) shall be at least equal to the minimum consideration with respect to such asset as disclosed on such Schedule A."

          13.  Amendment to Section 8.8(e).  Section 8.8(e) of the Credit and
               ---------------------------
Guarantee Agreement is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following new Section 8.8(e):

          "(e) the Company or any of its Subsidiaries may make intercompany loans to (i) any Wholly Owned Subsidiary so long as each such intercompany loan of the Dollar Equivalent of $1,000,000 or more in principal amount is evidenced by a promissory note (in form and substance satisfactory to the Administrative Agent) which is pledged in favor of the Administrative Agent pursuant to the Collateral Agreement or a Pledge Agreement and (ii) any Subsidiary which is not a Wholly Owned Subsidiary; provided, that the
                                                        --------
     aggregate principal amount of all such loans described in this clause (ii) shall not exceed $10,000,000 at any one time outstanding;"

          14.  Amendment to Section 8.8(h).  Section 8.8(h) of the Credit and
               ---------------------------
Guarantee Agreement is hereby amended by adding thereto immediately after the reference to Schedule 1.1E in the fourth line thereof the following:

          "and other than the acquisition separately disclosed in writing to the Lenders in connection with the Third Amendment as Project Tortoise, to the extent such separately disclosed acquisition is financed with Designated Equity Amounts,"

          15.  Amendment to Section 8.8(i).  Section 8.8(i) of the Credit and
               ---------------------------
Guarantee Agreement is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following new Section 8.8(i):

          "(i) (x) the contribution to a Permitted Joint Venture of the Contributed Asset and (y) other investments in Permitted Joint Ventures in an aggregate amount thereof at any one time not to exceed for all investments made pursuant to this clause (y) the sum of (A) $25,000,000 and
     (B) the amount of any such investments financed with Designated Equity Amounts to the extent such Designated Equity Amounts do not exceed $25,000,000."

          16.  Replacement of Pricing Grid.  Annex A to the Credit and Guarantee
               ---------------------------
Agreement is hereby amended by deleting such Annex A in its entirety and substituting in lieu thereof the Pricing Grid attached as Annex A hereto.

          17.  Approval of Addition of Subsidiaries as Borrowing Subsidiaries.
               --------------------------------------------------------------
Subject to the terms and conditions of this Amendment, the Credit and Guarantee Agreement and each of the Joinder Agreements of even date herewith made by Centra S.A., CMP Batterijen B.V., Accumulatorenfabrik Sonnenshein GmbH and CMP Batteries Limited, respectively (collectively, the "New Borrowing Subsidiaries")
                                                    --------------------------
in favor of the Administrative Agent for the benefit of the Lenders, substantially in the form attached as Exhibit A hereto (collectively, the

"Joinder Agreements"), the Majority Revolving Credit Facility Lenders hereby
-------------------
approve the addition of the New Borrowing Subsidiaries as Borrowing Subsidiaries under the Credit and Guarantee Agreement.

In addition, the Designated Maximum with respect to Tudor A.B., which was named a Borrowing Subsidiary on the Closing Date but with respect to which no Designated Maximum was specified on the Closing Date, is $25,000,000.

          18.  Conditions to Effectiveness.  This Amendment shall become
               ---------------------------
effective on and as of the date that the Administrative Agent shall have received counterparts of this Amendment, duly executed by the Company, the Borrowing Subsidiaries, the Guarantors, the Required Lenders and the Majority Revolving Credit Facility Lenders and the Company shall have paid the fees referred to in Section 21 of this Amendment. In addition, the effectiveness of the addition of the New Borrowing Subsidiaries as Borrowing Subsidiaries under the Credit and Guarantee Agreement is conditioned upon the following additional conditions precedent:

               (a) The Administrative Agent shall have received counterparts of the Joinder Agreement, duly executed and delivered by the Company and the New Borrowing Subsidiaries, and by the approval of such New Borrowing Subsidiary as a Borrowing Subsidiary under the Credit and Guarantee Agreement each of the Lenders is deemed to have accepted the contents of the Joinder Agreement, including, without limitation, the Designated Maximums specified therein.

               (b) The Administrative Agent shall have received and be reasonably satisfied with corporate resolutions, other corporate documents, certificates and legal opinions in respect of each New Borrowing Subsidiary substantially equivalent to comparable documents delivered on the Closing Date in respect of the Borrowing Subsidiaries party to the Credit and Guarantee Agreement on the Closing Date.

               (c) The Administrative Agent shall have received counterparts of the Foreign Obligations Guarantor Joinder Agreement, substantially in the form of Exhibit B to this Amendment, duly executed and delivered by each of the New Borrowing Subsidiaries.

               (d) The Administrative Agent shall have received an additional Pledge Agreement granting to the Administrative Agent, for the benefit of the Foreign Lenders, a perfected first priority security interest in the Capital Stock of each of the New Borrowing Subsidiaries, and all such legal opinions and any other documentation deemed necessary by the Administrative Agent in connection with such pledge shall be in form and substance, and, in the case of opinions, from counsel, reasonably satisfactory to the Administrative Agent.

               (e) The Administrative Agent shall have received such other documents with respect to any of the foregoing matters as it shall reasonably request.

          19   Representations and Warranties.  The Company as of the date
               ------------------------------
hereof and after giving effect to the amendments contained herein, hereby confirms, reaffirms and restates those representations and warranties made by it in Section 5 of the Credit and Guarantee Agreement; provided, that each
                                                    --------
reference to the Credit and Guarantee Agreement therein shall be deemed to be a reference to the Credit and Guarantee Agreement after giving effect to this Amendment.

          20   Payment of Expenses.  The Company agrees to pay or reimburse the
               -------------------
Syndication Agent and the Administrative Agent for all of their out-of-pocket costs and reasonable expenses incurred in connection with the Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Syndication Agent and the Administrative Agent.

          21   Fees.  In consideration of the agreement of the Lenders to
               ----
consent to the amendments contained herein, the Company agrees to pay to each Lender which so consents on or prior to September 24, 1999, an amendment fee in an amount equal to 0.125% of the aggregate amount of such Lender's Commitment, payable on the date hereof in immediately available funds.

          22   Reference to and Effect on the Loan Documents; Limited Effect.
               -------------------------------------------------------------
On and after the date hereof and the satisfaction of the conditions contained in
Section 18 of this Amendment, each reference in the Credit and Guarantee Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit and Guarantee Agreement, and each reference in the other Loan Documents to "the Credit and Guarantee Agreement", "thereunder", "thereof" or words of like import referring to the Credit and Guarantee Agreement, shall mean and be a reference to the Credit and Guarantee Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provisions of any of the Loan Documents. Except as expressly amended herein, all of the provisions and covenants of the Credit and Guarantee Agreement and the other Loan Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

          23   Counterparts.  This Amendment may be executed by one or more of
               ------------
the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

          24   GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF
               -------------
THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                              EXIDE CORPORATION, as a Borrower and as a
                                Guarantor


                              By:_______________________________________________
                                 Name:
                                 Title:

                              EXIDE HOLDING EUROPE S.A.
                              COMPAGNIE EUROPEENNE
                                  D'ACCUMULATEURS S.A.
                              EURO EXIDE CORPORATION LIMITED
                              SOCIEDAD ESPANOLA DEL ACUMULADOR
                                  TUDOR S.A.
                              TUDOR A.B.
                              EXIDE VERWALTUNGS GMBH
                              MERCOLEC TUDOR B.V.,

                              each as a Borrowing Subsidiary and as a Guarantor


                              By:_______________________________________________
                                 Name:
                                 Title:

                                ACCUMULATORENFABRIK SONNENSCHEIN
                                    GMBH
                                COMPAGNIA GENERALE ACCUMULATORI
                                    S.P.A.
                                SINAC S.R.L.
                                FULMEN IBERICA S.A.
                                CMP BATTERIES LIMITED
                                CMP BATTERIJEN B.V.
                                SOCIETE FRANCAISE DES ACCUMULATEURS
                                     TUDOR S.A.
                                CMP BATTERIER A/S
                                EXIDE AUTOMOTIVE BATTERIE GMBH
                                HAGEN BATTERIE A.G.
                                INDUSTRIA COMPOSIZIONI STAMPATE S.P.A.
                                HAGEN BATTERIJEN B.V.
                                ELECTRO MERCANTIL INDUSTRIAL S.A.
                                GAZTAMBIDE S.A.
                                TERRENOS Y CONSTRUCCIONES S.A.
                                T.S. BATTERIE S.R.L.
                                EXIDE BATTERIES LIMITED
                                B.I.G. BATTERIES LIMITED
                                EXIDE (DAGENHAM) LIMITED
                                EXIDE FRANCE S.A.
                                FULMEN UK LIMITED
                                EXIDE AUTOMOTIVE S.A.
                                CMP BATTERIJEN N.V.
                                SOCIEDAD PORTUGUESA DO ACUMULADOR
                                     TUDOR S.A.
                                EXIDE DENMARK A/S
                                GEMALA SWEDEN AB
                                CENTRA S.A.
                                DETA AKKUMULATORENWERK GMBH
                                MAREG ACCUMULATOREN GMBH
                                FRIWO SILBERKRAFT MBH
                                EXIDE SONNAK A/S
                                CMP BATTERIJEN S.A.
                                EXIDE AUTOMOTIVE B.V.
                                EXIDE LENDING LIMITED
                                each as a Guarantor, subject to the
                                limitations, if any, contained in
                                Schedule 10.1

                                By:__________________________________
                                   Name:
                                   Title:

GBC, INC.
as a Guarantor


By:_____________________________
Name:
Title:

GENERAL BATTERY CORPORATION
as a Guarantor
By:  Exide Investments, Inc., trustee


By:_____________________________
Name:
Title:

EXIDE INTERNATIONAL, INC.
as a Guarantor


By:_____________________________
Name:
Title:

LEHMAN BROTHERS INC., as Arranger


By:_____________________________
  Name:
  Title:

LEHMAN COMMERCIAL PAPER INC., as
 Syndication Agent and as a Lender


By:_____________________________
  Name:
  Title:

LEHMAN SYNDICATED LOANS INC.


By:_____________________________
  Name:
  Title:

CREDIT SUISSE FIRST BOSTON, as
 Arranger and as Administrative Agent


By:_____________________________
  Name:
  Title:

By:_____________________________
  Name:
  Title:

                                        CREDIT SUISSE FIRST BOSTON, as a
                                         Lender


                                        By:_____________________________
                                          Name:
                                          Title:

                                        By:_____________________________
                                          Name:
                                          Title:

                                        LEHMAN BROTHERS BANKHAUS AG


                                        By:_____________________________
                                          Name:
                                          Title:

                                        By:_____________________________
                                          Name:
                                          Title:

                                        ALPHA CREDIT BANK A.E.


                                        By:_____________________________
                                          Name:
                                          Title:

                                        By:_____________________________
                                          Name:
                                          Title:

                                        BANK OF MONTREAL


                                        By:_____________________________
                                          Name:
                                          Title:

BANQUE PARIBAS


By:_____________________________
  Name:
  Title:

BANK POLSKA KASA OPIEKI S.A. - PEKAO S.A.


By:_____________________________
  Name:
  Title:

SCOTIABANK EUROPE PLC


By:_____________________________
  Name:
  Title:

BANCA POPOLARE DI BERGAMO-CREDITO
VARESINO S.C.A.R.L.


By:_____________________________
  Name:
  Title:

BANKBOSTON, N.A.


By:_____________________________
  Name:
  Title:

                                BANQUE ET CAISSE D'EPARGNE DE L'ETAT,
                                LUXEMBOURG


                                By:_____________________________
                                  Name:
                                  Title:

                                By:_____________________________
                                  Name:
                                  Title:

                                BHF BANK AKTENGESELLSCHAFT


                                By:_____________________________
                                  Name:
                                  Title:

                                BANQUE NATIONALE DE PARIS


                                By:_____________________________
                                  Name:
                                  Title:

                                BANCO ESPIRITO SANTO E COMERCIAL DE
                                LISBOA S.A.


                                By:_____________________________
                                  Name:
                                  Title:

                                By:_____________________________
                                  Name:
                                  Title:

COMPAGNIE FINANCIERE DE CIC ET DE
L'UNION EUROPEENNE NEW YORK BRANCH


By:_____________________________
  Name:
  Title:

By:_____________________________
  Name:
  Title:

COMERICA BANK


By:_____________________________
  Name:
  Title:

CREDIT AGRICOLE INDOSUEZ


By:_____________________________
  Name:
  Title:

By:_____________________________
  Name:
  Title:

DAI-ICHI KANGYO BANK, LTD.


By:_____________________________
  Name:
  Title:

                                        DRESDNER BANK AG NEW YORK & GRAND
                                        CAYMAN BRANCHES


                                        By:_____________________________
                                          Name:
                                          Title:

                                        By:_____________________________
                                          Name:
                                          Title:

                                        FIRST UNION NATIONAL BANK


                                        By:_____________________________
                                          Name:
                                          Title:

                                        CORESTATES BANK, N.A.


                                        By:_____________________________
                                          Name:
                                          Title:

                                        INDUSTRIAL BANK OF JAPAN, LIMITED
                                        NEW YORK BRANCH


                                        By:_____________________________
                                          Name:
                                          Title:

                                        OSTERREICHISCHE INVESTITIONSKREDIT AG


                                        By:_____________________________
                                          Name:
                                          Title:

MEESPIERSON N.V.


By:_____________________________
  Name:
  Title:

By:_____________________________
  Name:
  Title:

MELLON BANK, N.A.


By:_____________________________
  Name:
  Title:

THE MITSUBISHI TRUST & BANKING
CORPORATION


By:_____________________________
  Name:
  Title:

SOCIETE GENERALE


By:_____________________________
  Name:
  Title:

THE SUMITOMO TRUST & BANKING CO., LTD.


By:_____________________________
  Name:
  Title:

                                        TORONTO DOMINION (TEXAS), INC.


                                        By:_____________________________
                                          Name:
                                          Title:

                                        ING HIGH INCOME PRINCIPAL
                                        PRESERVATION FUND HOLDINGS, LDC
                                        By:  ING CAPITAL ADVISORS, INC., as
                                             Investment Advisor


                                        By:_____________________________
                                          Name:
                                          Title:

                                        ARCHIMEDES FUNDING, L.L.C.
                                        By:  ING CAPITAL ADVISORS, INC., as
                                             Collateral Advisor


                                        By:_____________________________
                                          Name:
                                          Title:

                                        ORIX USA CORPORATION


                                        By:_____________________________
                                          Name:
                                          Title:

                                        PARIBAS CAPITAL FUNDING LLC


                                        By:_____________________________
                                          Name:
                                          Title:

KZH CNC LLC


By:_____________________________
Name:
Title:

KZH CYPRESSTREE-1 LLC

By:_____________________________
  Name:
  Title:

KZH LANGDALE LLC


By:_____________________________
  Name:
  Title:

KZH PONDVIEW LLC


By:_____________________________
  Name:
  Title:

KZH WATERSIDE LLC


By:_____________________________
  Name:
  Title:

THE BANK OF SCOTLAND


By:_____________________________
  Name:
  Title:

                                THE BANK OF NOVA SCOTIA


                                By:_____________________________
                                  Name:
                                  Title:

                                NATEXIS BANQUE BFCE


                                By:_____________________________
                                  Name:
                                  Title:

                                By:_____________________________
                                  Name:
                                  Title:

                                ALLIANCE CAPITAL MANAGEMENT L.P., as
                                Manager on behalf of Alliance Capital
                                Funding, L.L.C.
                                 By: Alliance Capital Management Corporation,
                                     General Partner of Alliance Capital
                                     Management L.P.


                                By:_____________________________
                                  Name:
                                  Title:

ALLIANCE CAPITAL MANAGEMENT L.P., as
Manager on behalf of Alliance Investments
Limited
By: Alliance Capital Management Corporation,
    General Partner of Alliance Capital
    Management L.P.


By:_____________________________
  Name:
  Title:

BALANCED HIGH YIELD FUND I LTD.,
 By: BHF-Bank Aktiengesellschaft, acting
     through its New York Branch, as
     attorney-in-fact


By:_____________________________
  Name:
  Title:

By:_____________________________
  Name:
  Title:

CYPRESSTREE INVESTMENT PARTNERS II, LTD.
 As: CypressTree Investment Management
     Company, Inc., as Portfolio Manager


By:_____________________________
  Name:
  Title:

DELANO COMPANY
 By: Pacific Investment Management Company,
     as its Investment Advisor


By:_____________________________
  Name:
  Title:

                                INDOSUEZ CAPITAL FUNDING IV, L.P.
                                 By: Indosuez Capital, as Portfolio Manager


                                By:_____________________________
                                  Name:
                                  Title:

                                ROYALTON COMPANY
                                 By: Pacific Investments Management Company,
                                     as Investment Advisor
                                 By: PIMCO Management Inc., a general partner


                                By:_____________________________
                                  Name:
                                  Title:

                                SENIOR DEBT PORTFOLIO
                                 By: Boston Management and Research, as
                                     Investment Advisor


                                By:_____________________________
                                  Name:
                                  Title:

                                WADDELL & REED FINANCIAL INC.


                                By:_____________________________
                                  Name:
                                  Title:

                                        COMPAGNIE FINANCIERE DE CIC ET DE
                                        L'UNION EUROPEENNE LONDON BRANCH


                                        By:______________________________
                                           Name:
                                           Title:

                                        By:______________________________
                                           Name:
                                           Title:

                                        EATON VANCE SENIOR INCOME TRUST
                                        By: Eaton Vance Management as
                                            Investment Advisor


                                        By:______________________________
                                           Name:
                                           Title:

                                        EATON VANCE INSTITUTIONAL SENIOR
                                        LOAN FUND
                                        By: Eaton Vance Management as Investment
                                            Advisor


                                        By:______________________________
                                           Name:
                                           Title:


                                        MORGAN GUARANTY TRUST COMPANY OF
                                        NEW YORK


                                        By:______________________________
                                           Name:
                                           Title:

                                      BANK ONE, MICHIGAN, f/k/a NBD BANK


                                      By:______________________________
                                         Name:
                                         Title:

                                      CAPTIVA IV FINANCE, LTD., as advised by
                                      Pacific Investment Management Company


                                      By:______________________________
                                         Name:
                                         Title:

                                      WINGED FOOT FUNDING TRUST


                                      By:______________________________
                                         Name:
                                         Title:


                                      INDOSUEZ CAPITAL FUNDING IIA, LIMITED
                                      By: Indosuez Capital as Portfolio Advisor


                                      By:______________________________
                                         Name:
                                         Title:


                                      BLACK DIAMOND CLO, 1998-1 LTD.


                                      By:______________________________
                                         Name:
                                         Title:

                                        MONUMENT CAPITAL LTD., as Assignee
                                        By: Alliance Capital Management L.P.,
                                            as Investment Manager
                                        By: Alliance Capital Management
                                            Corporation, as General Partner


                                        By:______________________________
                                           Name:
                                           Title:

                                        CYPRESSTREE INSTITUTIONAL FUND, LLC
                                        By: CypressTree Investment Management
                                            Company Inc., its Managing Member


                                        By:______________________________
                                           Name:
                                           Title:

                                        CYPRESSTREE INVESTMENT FUND, LLC
                                        By: CypressTree Investment Management
                                            Company Inc., its Managing Member


                                        By:______________________________
                                           Name:
                                           Title:

                                        CYPRESSTREE SENIOR FLOATING RATE FUND
                                        By: CypressTree Investment Management
                                            Company Inc., as Portfolio Manager


                                        By:______________________________
                                           Name:
                                           Title:

                                        NORTH AMERICAN SENIOR FLOATING RATE FUND
                                        By: CypressTree Investment Management
                                            Company Inc., as Portfolio Manager


                                        By:______________________________
                                           Name:
                                           Title:


                                        SEQUILS-ING I (HBDGM), LTD.
                                        By: ING Capital Advisors LLC, Collateral
                                            Manager and Authorized Signatory


                                        By:_____________________________
                                           Name:
                                           Title:



               Applicable                  Applicable
                 Margin                      Margin
                  for                     for Tranche
               Revolving                     A Term
                 Credit                      Loans                     Applicable
              Loans which    Applicable    which are     Applicable      Margin        Applicable
                are Base     Margin for    Base Rate     Margin for    for Tranche     Margin for
               Rate Loans     Revolving     Loans or      Tranche A       B Term       Tranche B
               or Foreign   Credit Loans    Foreign      Term Loans    Loans which    Term Loans
Consolidated    Alternate    which are     Alternate      which are      are Base      which are     Facility
  Leverage     Rate Loans   Eurocurrency   Rate Loans   Eurocurrency    Rate Loans    Eurocurrency   Fee Rate
   Ratio                        Loans                       Loans                        Loans
--------------------------------------------------------------------------------------------------------------
Greater than or
equal to 5.25 to 1   1.25%          2.25%        1.75%          2.75%         2.00%           3.00%        .50%
--------------------------------------------------------------------------------------------------------------
Greater than or
equal to 4.50 to 1   1.00%          2.00%        1.50%          2.50%         1.75%           2.75%        .50%
and less than 5.25
to 1
--------------------------------------------------------------------------------------------------------------
Greater than or
equal to 4.00 1       .50%          1.50%        1.00%          2.00%         1.50%           2.50%        .50%
and less than
4.50 to 1
--------------------------------------------------------------------------------------------------------------
Greater than or
equal to 3.50 to 1    .25%          1.25%         .75%          1.75%         1.25%           2.25%        .50%
and less than
4.00 to 1
--------------------------------------------------------------------------------------------------------------
Greater than or
equal to 3.00 to 1      0%           .75%         .25%          1.25%         1.00%           2.00%        .50%
and less than
3.50 to 1
--------------------------------------------------------------------------------------------------------------
Less than
3.00 to 1             0%          .625%           0%          1.00%          .75%           1.75%       .375%
==============================================================================================================

Changes in the Applicable Margin or in the Facility Fee Rate resulting from changes in the Consolidated Leverage Ratio shall become effective on the date (the "Adjustment Date") on which financial statements are delivered to the
      ---------------
Administrative Agent and the Lenders pursuant to Section 7.1 (but in any event not later than the 50th day after the end of each of the first three quarterly periods of each fiscal year or the 100th day after the end of each fiscal year, as the case may be) and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified above, then, until such financial statements are delivered, the Consolidated Leverage Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes of this definition be deemed to be greater than 5.25 to 1. In addition, at all times while an Event of Default shall have occurred and be continuing, the Consolidated Leverage Ratio shall for the purposes of this definition be deemed to be greater than 5.25 to 1. Each determination of the Consolidated Leverage Ratio pursuant to this definition shall be made with respect to the period of four consecutive fiscal quarters of the Company ending at the end of the period covered by the relevant financial statements.

                                                                       EXHIBIT A
                                                                       ---------

                    BORROWING SUBSIDIARY JOINDER AGREEMENT


          BORROWING SUBSIDIARY JOINDER AGREEMENT, dated as of September 21, 1999, made by Centra S.A., CMP Batterijen B.V., Accumulatorenfabrik Sonnenshein GmbH and CMP Batteries Limited (collectively, the "Borrowing Subsidiaries")
                                                   ----------------------
pursuant to the Credit and Guarantee Agreement, dated as of December 19, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit
                                                                        ------
and Guarantee Agreement"), among Exide Corporation (the "Company"), the
-----------------------                                  -------
Borrowing Subsidiaries from time to time parties thereto (the "Borrowing
                                                               ---------
Subsidiaries"; collectively with the Company, the "Borrowers"), the Subsidiary
------------                                       ---------
Guarantors from time to time parties thereto, the several Lenders from time to time parties thereto, Credit Suisse First Boston, as administrative agent (in such capacity, the "Administrative Agent") and Lehman Commercial Paper Inc., as
                    --------------------
syndication agent (in such capacity, the "Syndication Agent").  Unless otherwise
                                          -----------------
defined herein, terms defined in the Credit and Guarantee Agreement and used herein shall have the meanings given to them in the Credit and Guarantee Agreement.

          For good and valid consideration, the sufficiency of which hereby is acknowledged, each of the Borrowing Subsidiaries hereby agrees as follows:

(a) It shall be a Borrowing Subsidiary for all purposes under the Credit and Guarantee Agreement and the documents executed in connection therewith.

(b) The Designated Maximum with respect to Centra S.A. is $25,000,000, the Designated Maximum with respect to CMP Batterijen B.V. is $50,000,000, the Designated Maximum with respect to Accumulatorenfabrik Sonnenshein GmbH is $50,000,000 and the Designated Maximum with respect to CMP Batteries Limited is $50,000,000.

(c) It shall (i) be bound by all covenants, agreements, acknowledgments and other terms and provisions applicable to it, as a Borrowing Subsidiary pursuant to the Credit and Guarantee Agreement and the documents executed in connection therewith to the same extent, and in the same manner, as if it (in its capacity as a Borrowing Subsidiary) were a direct party thereto and (ii) perform all obligations required of it pursuant to the Credit and Guarantee Agreement and such other documents.

          Each of the Borrowing Subsidiaries hereby acknowledges that it has received and reviewed a copy (in execution form) of the Credit and Guarantee Agreement (including, without limitation, all amendments, supplements and other modifications thereto) and each of the documents referred to therein (including, without limitation, all amendments, supplements and other modifications thereto).

          Each of the Borrowing Subsidiaries hereby represents and warrants that
(a) all representations and warranties contained in the Credit and Guarantee Agreement and such other documents which are applicable to it (after giving effect to this Borrowing Subsidiary Joinder Agreement) are true and correct in all material respects and (b) immediately prior to and immediately after the effectiveness of this Borrowing Subsidiary Joinder Agreement, no Default or Event of Default shall have occurred and be continuing.

          The Company hereby agrees that its guarantees contained in Section 10 of the Credit and Guarantee Agreement shall remain in full force and effect after giving effect to this Borrowing Subsidiary Joinder Agreement.

          The address and jurisdiction of incorporation of each of the Borrowing Subsidiaries is set forth in Annex I to this Borrowing Subsidiary Joinder Agreement.

          THIS BORROWING SUBSIDIARY JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, each of the undersigned has caused this Borrowing Subsidiary Joinder Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date first written above.

                                    CENTRA S.A.

                                    By:
                                      _______________________
                                      Title:

                                    CMP BATTERIJEN B.V.

                                    By:
                                      _______________________
                                      Title:

                                    ACCUMULATORENFABRIK

                                    By:
                                      _______________________
                                      Title

                                    CMP BATTERIES LIMITED

                                    By:
                                      _______________________
                                      Title

                                    EXIDE CORPORATION

                                    By:
                                      ______________________
                                      Title:

ACKNOWLEDGED AND AGREED TO;
--------------------------
CREDIT SUISSE FIRST BOSTON, as Administrative Agent

By:__________________________________________________
  Title:

                                                                         Annex I
                                                                         -------


              Administrative Information for Borrowing Subsidiary


CMP Batterijen B.V.
Postus 162 Produktiestraat 25
3606 CA Maarsen, Netherlands+B32

Centra S.A.
U1 Gdynska 31/33
61-016 Poznan, Poland

Accumulatorenfabrik Sonnenshein GmbH
Thiergarten
63654 Budigen, Germany

CMP Batteries Limited
P.O. Box 1, Salford Road, Over Hulton
Bolton BL5 1DD, England

                                                                       Exhibit B
                                                                       ---------

                         FOREIGN OBLIGATIONS GUARANTOR
                               JOINDER AGREEMENT


          FOREIGN OBLIGATIONS GUARANTOR JOINDER AGREEMENT, dated as of September 21, 1999, made by Centra S.A., CMP Batterijen B.V, Accumulatorenfabrik Sonnenshein GmbH and CMP Batteries Limited (collectively, the "Subsidiary
                                                               ----------
Guarantors") pursuant to the Credit and Guarantee Agreement, dated as of
----------
December 19, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit and Guarantee Agreement"), among Exide Corporation (the
           ------------------------------
"Company"), the Borrowing Subsidiaries parties thereto (the "Borrowing
--------                                                     ---------
Subsidiaries"; collectively with the Company, the "Borrowers"), the Subsidiary
------------                                       ---------
Guarantors from time to time parties thereto, the several Lenders from time to time parties thereto, Credit Suisse First Boston, as administrative agent (in such capacity, the "Administrative Agent") and Lehman Commercial Paper Inc., as
                    --------------------
syndication agent (in such capacity, the "Syndication Agent").  Unless otherwise
                                          -----------------
defined herein, terms defined in the Credit and Guarantee Agreement and used herein shall have the meanings given to them in the Credit and Guarantee Agreement.

          For good and valid consideration, the sufficiency of which hereby is acknowledged, each of the Subsidiary Guarantors hereby agrees as follows:

(a) It shall be a Foreign Subsidiary Guarantor for all purposes under the Credit and Guarantee Agreement and the documents executed in connection therewith, and, as such, shall guarantee, to the extent set forth in the Credit and Guarantee Agreement, the Foreign Obligations.

(b) It shall (i) be bound by all covenants, agreements, acknowledgments and other terms and provisions applicable to it, as a Foreign Subsidiary Guarantor pursuant to the Credit and Guarantee Agreement and the documents executed in connection therewith to the same extent, and in the same manner, as if it (in its capacity as a Foreign Subsidiary Guarantor) were a direct party thereto and (ii) perform all obligations required of it pursuant to the Credit and Guarantee Agreement and such other documents in such capacity.

          Each of the Subsidiary Guarantors hereby acknowledges that it has received and reviewed a copy (in execution form) of the Credit and Guarantee Agreement (including, without limitation, all amendments, supplements and other modifications thereto) and each of the documents referred to therein (including, without limitation, all amendments, supplements and other modifications thereto).

          Each of the Subsidiary Guarantors hereby represents and warrants that
(a) all representations and warranties contained in the Credit and Guarantee Agreement and such other documents which are applicable to it (after giving effect to this Foreign Obligations Guarantor Joinder Agreement) are true and correct in all material respects and (b) immediately prior to and immediately after the effectiveness of this Foreign Obligations Guarantor Joinder Agreement, no Default or Event of Default shall have occurred and be continuing.

          The address and jurisdiction of incorporation of each of the Subsidiary Guarantors is set forth in Annex I to this Foreign Obligations Guarantor Joinder Agreement.

          THIS FOREIGN OBLIGATIONS GUARANTOR JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, each of the undersigned has caused this Foreign Obligations Guarantor Joinder Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date first written above.

                                    CENTRA S.A.

                                    By:
                                      ________________________
                                      Title:


                                    CMP BATTERIJEN B.V.

                                    By:
                                       _______________________
                                      Title:

                                    ACCUMULATORENFABRIK

                                    By:
                                       _______________________
                                      Title

                                    CMP BATTERIES LIMITED

                                    By:
                                       _______________________
                                      Title

ACKNOWLEDGED AND AGREED TO;
--------------------------

CREDIT SUISSE FIRST BOSTON, as Administrative Agent


By: _________________________________________________
    Title:

                                                                         Annex I
                                                                         -------

             Administrative Information for Subsidiary Guarantors


CMP Batterijen B.V.
Postus 162 Produktiestraat 25
3606 CA Maarsen, Netherlands+B32

Centra S.A.
U1 Gdynska 31/33
61-016 Poznan, Poland

Accumulatorenfabrik Sonnenshein GmbH
Thiergarten
63654 Budigen, Germany

CMP Batteries Limited
P.O. Box1, Salford Road, Over Hulton
Bolton BL5 1DD, England